KEY EMPLOYEE AGREEMENT


To:  Stephen J. Riggi, Ph.D.
     58 Skytop Road
     Ipswich, MA 01938                                           March 25, 1996


     The  undersigned,   MacroChem  Corporation,  a  Delaware  corporation  (the
"Company"), hereby agrees with you as follows:

     1. Position and Responsibilities.

          1.1 You shall serve as Vice President of Operations for the Company, (or in such other executive capacity as shall be designated by the Board of Directors and reasonably acceptable to you) and shall perform the duties customarily associated with such capacity from time to time and at such place or places as the Company shall designate are appropriate and necessary in connection with such employment.

          1.2 You will, to the best of your ability, devote your full time and best efforts to the performance of your duties hereunder and the business and affairs of the Company. You agree to perform such executive duties as may be assigned to you by or on authority of the Company's Board of Directors from time to time.

          1.3 You will duly, punctually and faithfully perform and observe any and all reasonable rules and regulations which the Company may now or shall hereafter establish governing the conduct of its business.

     2. Term of Employment.

          2.1 Subject to the provisions hereof, specifically including, without limitation, Section 2.2, the term of your employment shall be indefinite.

          2.2 The Company shall have the right to terminate your employment at any time under this Agreement in any of the following ways:

               (a) on thirty (30) days prior written notice to you upon your disability (disability shall be defined as your inability to perform duties under this Agreement for an aggregate of sixty (60) days, which need not be consecutive, out of any one hundred twenty (120) day period due to mental or physical disability or incapacity); you shall be provided benefits under the Company's workers compensation and disability insurance policies, to the extent and upon the terms and conditions of such plans that are in effect at the time;

               (b) immediately without prior notice to you by the Company for "Cause", as hereinafter defined, provided however, that prior to any such termination for Cause, you have had a reasonable opportunity to be heard thereon;

               (c) immediately without prior notice to you in the event of the bankruptcy or liquidation of the Company or the appointment of a receiver of the assets of the Company instigated by a creditor of the Company that is not an affiliate thereof.

               (d) at any time without Cause, provided the Company shall be obligated to pay to you after such termination an amount equal to six
          (6) month's Base Salary, plus benefits provided by the Company to you at the time of such termination for such period, less applicable taxes and other required withholdings and any amounts you may owe to the Company. If the financial condition of the Company so warrants, the Board of Directors of the Company may, in its sole discretion, delay payment of such amounts due under this paragraph 2.2(d) until such time as the Board of Directors deems that such monies are available.

          2.3 You shall have the right to terminate your employment hereunder for any reason, upon not less than two (2) weeks' prior written notice to the Company.

          2.4 "Cause" for the purpose of Section 2 of this Agreement shall include: (i) the falseness or material inaccuracy of any of your warranties or representations herein; (ii) your willful failure or refusal to comply with explicit directives of the Board of Directors of the Company or to render the services required herein; (iii) fraud or embezzlement involving assets of the Company, its customers, suppliers or affiliates or other misappropriation of the Company's assets or funds; (iv) your conviction of a criminal offense carrying a potential sentence of more than twelve months in jail; (v) the willful breach or habitual neglect of your obligations under this Agreement or your duties as an employee of the Company; and (vi) use of non-prescription or illegal drugs affecting your ability to perform the duties hereunder.

          2.5 If your employment is terminated because of your death, all obligations of the Company hereunder shall cease, except with respect to amounts and obligations accrued to you, including accrued vacation pay, insurance, vested stock options, and out-of-pocket expenses, through the last day of the month during which your death has occurred.

     3. Compensation. You shall receive the compensation and benefits set forth on Exhibit A hereto ("Compensation") for all services to be rendered by you hereunder and for your transfer of property rights if any, pursuant to an agreement relating to proprietary information and inventions of even date herewith attached hereto as Exhibit C between you and the Company (the "Proprietary Information and Inventions Agreement").

     4. Other Activities During Employment.

          4.1 You will not, during the term of this Agreement, undertake or engage in any other employment, occupation or business enterprise, other than one in which you are an inactive investor, that would interfere with your obligations to the Company.

          4.2 You hereby agree that during your employment hereunder, you will not, directly or indirectly, engage (a) individually, (b) as an officer,
     (c) as a director, (d) as an employee, (e) as a consultant, (f) as an advisor, (g) as an agent (whether a salesperson or otherwise), (h) as a broker, or (i) as a partner, coventurer, stockholder or other proprietor owning directly or indirectly more than five percent (5%) interest in any firm, corporation, partnership, trust, association, or other organization which is engaged in the development and licensing of transdermal delivery products or any other line of business in competition with, or engaged in or under demonstrable development by the Company (such firm, corporation, partnership, trust, association, or other organization being hereinafter referred to as a "Prohibited Enterprise"), without the consent of the Company, which consent will not be unreasonably withheld. Except as may be shown on Exhibit B hereto, you hereby represent that you are not engaged in any of the foregoing capacities (a) through (i) in any Prohibited Enterprise.

     5. Former Employers.

          5.1 You represent and warrant that your employment by the Company will not conflict with and will not be constrained by any prior employment or relationship whether oral or written. You represent and warrant that you do not possess confidential information arising out of any such employment or relationship which, in your best judgment, would be utilized in connection with your employment by the Company in the absence of Section 5.2.

          5.2 If, in spite of the second sentence of Section 5.1, you should find that confidential information belonging to any former employer might be usable in connection with the Company's business, you will not intentionally disclose to the Company or use on behalf of the Company any such confidential information; but during your employment by the Company you will use in the performance of your duties all information which is generally known and used by persons with training and experience comparable to your own, which is common knowledge in the industry or otherwise legally in the public domain.

     6. Proprietary Information and Inventions. You agree to execute, deliver and be bound by the provisions of the Proprietary Information and Inventions Agreement attached hereto as Exhibit C.

     7. Post-Employment Activities.

          7.1 For a period of two (2) years after the termination or expiration, for any reason, of your employment with the Company hereunder, absent the Company's prior written approval, you will not directly or indirectly engage in activities similar or reasonably related to those in which you shall have engaged hereunder during the two years immediately preceding termination or expiration, nor render services similar or reasonably related to those which you shall have rendered hereunder during such time to, any person or entity whether now existing or hereafter established which directly competes with (or proposes or plans to directly compete with) the Company, or in other areas where the Company carries on a substantial amount of business ("Direct Competitor"). Nor shall you entice, induce or encourage any of the Company's other employees to engage in any activity which, were it done by you, would violate any provision of the Proprietary Information and Inventions Agreement or this Section 7.

          7.2 The provisions of this Section 7 shall be of no force or effect if the Agreement is terminated as set forth in Section 2.2(c) hereof. No provision of this Agreement shall be construed to preclude you from performing the same services which the Company hereby retains you to perform for any person or entity which is not a Direct Competitor of the Company upon the expiration or termination of your employment (or any post-employment consultation) so long as you do not thereby violate any term of this Agreement or the Proprietary Information and Inventions Agreement.

     8. Remedies. Your obligations under the Proprietary Information and Inventions Agreement and the provisions of Sections 6, 7, 8 and 9 of this Agreement (as modified by Section 10, if applicable) shall survive the expiration or termination of your employment with the Company in accordance with the terms thereof. You acknowledge that a remedy at law for any breach or threatened breach by you of the provisions of the Proprietary Information and Inventions Agreement or Section 7 hereof would be inadequate and you therefore agree that the Company shall be entitled to injunctive relief in case of any such breach or threatened breach.

     9. Assignment. Subject to Section 2.2(c), this Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of any successor or successors of the Company by reorganization, merger or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or by you, except by operation of law or by a further written agreement by the parties hereto.

     10. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT if any one or more of the provisions contained in this Agreement is or becomes or is deemed invalid, illegal or unenforceable or in case any provision shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by amending, limiting and/or reducing it to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

     11. Notices. Any notice which the Company is required to or may desire to give you shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to you at your address of record with the Company, or at such other place as you may from time to time designate in writing. Any notice which you are required or may desire to give to the Company hereunder shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the Company at its principal office, or at such other office as the Company may from time to time designate in writing. The date of personal delivery or five (5) days after the date of mailing any notice under this Section 11 shall be deemed to be the date of delivery thereof.

     12. Waivers. No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     13. Counsel. You acknowledge that you have had the opportunity to read this Agreement in its entirety and to obtain the advice of counsel regarding its terms and conditions.

     14. Complete Agreement; Amendments. The foregoing including Exhibits A, B and C attached hereto, is the entire agreement of the parties with respect to the subject matter hereof, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by the Company of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, upon authorization of the Company's Board of Directors.

     15. Headings. The headings of the Sections contained in this Agreement are inserted for convenience and reference only and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof, and shall not be deemed to constitute a part hereof or to affect the meaning of this Agreement in any way.

     16. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

     17. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, excluding its conflict of law principles.

     If you are in agreement with the foregoing, please sign your name below and also at the bottom of the Proprietary Information and Inventions Agreement, whereupon both Agreements shall become binding in accordance with their terms. Please then return this Agreement to the Company. (You may retain for your records the accompanying counterpart of this Agreement enclosed herewith).

                                                  Very truly yours,

                                                  MACROCHEM CORPORATION, a
                                                  Delaware  corporation

                                                  By: /s/ Alvin J. Karloff
                                                     ---------------------
                                                      Alvin J. Karloff
                                                      President & C.E.O.


Read, Accepted and Agreed:

/s/ Stephen J. Riggi, Ph.D.
---------------------------
    Stephen J. Riggi, Ph.D.



                       EXHIBIT A TO KEY EMPLOYEE AGREEMENT

                            COMPENSATION AND BENEFITS

                           OF STEPHEN J. RIGGI, Ph.D.


     1. Compensation. Your Base Salary shall be $150,000 per year, payable in accordance with the Company's payroll policies. An increase in your Base Salary shall be reviewed and adjusted from time to time by the Board of Directors of the Company.

     2. Vacation. You shall be entitled to all state statutory holidays, and four (4) weeks paid vacation for the first year of employment. Thereafter, any additional vacation time, over and above the vacation time already referred to herein shall be determined by the Board of Directors.

     3. Insurance and Benefits. You shall be eligible for participation in all employee benefit plans which have been or may be established by the Company or which the Company is required to maintain by law. Presently the Company pays 70% of your premiums under a group medical insurance plan. This percentage shall be the same percentage as is paid for all employees under such group medical insurance plan and therefore is subject to change if, in the discretion of the Board of Directors, the Company changes the percentage paid for all employees.

     4.  Sick  Days  and  Excused   Absence  Days.  You  shall  be  entitled  to
compensation for sick days and excused absence days in accordance with Company policy.


     5. Stock Options. You shall be granted an incentive stock option to purchase up to 180,000 shares of the Common Stock of the Company, $.01 par value per share, upon the terms and conditions set forth in the form of stock option grant letter attached hereto. Future stock options may be granted by the Company based in part on your performance.

                       EXHIBIT B TO KEY EMPLOYEE AGREEMENT

                      OUTSIDE EMPLOYMENTS AND DIRECTORSHIPS

                           OF STEPHEN J. RIGGI, Ph.D.




                                      NONE

                       EXHIBIT C TO KEY EMPLOYEE AGREEMENT

                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

                           OF STEPHEN J. RIGGI, Ph.D.




                                    OMITTED